FINANCIAL GUARANTY INSURANCE COMPANY,

as Class IIA Certificate Insurer

AEGIS MORTGAGE CORPORATION,

as Seller

WELLS FARGO BANK, N.A.,

as Master Servicer, Custodian and Securities Administrator

AEGIS ASSET BACKED SECURITIES CORPORATION,

as Depositor

and

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Trustee

INSURANCE AND INDEMNITY AGREEMENT

MORTGAGE PASS-THROUGH CERTIFICATES,

SERIES 2004-5

Dated as of October 27, 2004

TABLE OF CONTENTS

(This Table of Contents is for convenience of reference only and shall not be deemed to be be part of this Agreement.  All capitalized terms used in this Agreement and not otherwise defined shall have the meanings set forth in Article I of this Agreement.)

INSURANCE AND INDEMNITY AGREEMENT (as may be amended, modified or supplemented from time to time, this “Insurance Agreement”), dated as of October 27, 2004, by and among FINANCIAL GUARANTY INSURANCE COMPANY (the “Class IIA Certificate Insurer”), AEGIS ASSET BACKED SECURITIES CORPORATION (the “Depositor”), AEGIS MORTGAGE CORPORATION (the “Seller”), WELLS FARGO BANK, N.A., as master servicer, custodian and securities administrator (“Wells Fargo”), and WACHOVIA BANK, NATIONAL ASSOCIATION, as trustee.

W I T N E S S E T H :

WHEREAS, pursuant to a Sale Agreement, dated as of October 1, 2004 (the “Sale Agreement”), between the Depositor and the Seller the Mortgage Loans were transferred by the Seller to the Depositor;

WHEREAS, pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2004, by and among the Depositor, the Seller, Wells Fargo, Ocwen Federal Bank FSB (the “Servicer”), The Murrayhill Company (the “Credit Risk Manager”) and the Trustee (as the same may be amended, modified or supplemented from time to time as set forth therein, the “Pooling and Servicing Agreement”) Mortgage Loans were sold by the Depositor to the Trustee for the benefit of the Class IIA Certificateholders, the Class IIA Certificate Insurer, the Servicer and the Credit Risk Manager;

WHEREAS, the Pooling and Servicing Agreement provides for the servicing of the Mortgage Loans by the Servicer and the issuance of the Certificates, directly or indirectly the entire ownership of the Trust Fund;

WHEREAS, the Class IIA Certificate Insurer has agreed to issue the Policy as described in Article III hereof, pursuant to which it will agree to pay in favor of the Trustee for the benefit of the Holders of the Class IIA Certificates the Insured Amounts;

WHEREAS, the Class IIA Certificate Insurer shall be paid a Premium as set forth herein; and

WHEREAS, each of the Seller, Wells Fargo and the Depositor has undertaken certain obligations in consideration for the Class IIA Certificate Insurer’s issuance of its Policy.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01

Defined Terms.

Unless the context clearly requires otherwise, all capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement or, if not defined therein, in the Policy described below.  For purposes of this Insurance Agreement, the following terms shall have the following meanings:

“Class IIA Certificateholder” has the meaning given such term in the Policy.

“Class IIA Certificate Insurer” means Financial Guaranty Insurance Company, or any successor thereto, as issuer of the Policy.

“Class IIA Certificate Insurer Information” means the information in the Offering Document regarding the Class IIA Certificate Insurer and the Policy set forth under the caption “The Class IIA Surety Bond” and including the financial statements of the Class IIA Certificate Insurer incorporated therein by reference as of December 31, 2002 and December 31, 2003, for each of the years in the three-year period ended December 31, 2003, and for the three-month and six-month periods ended June 30, 2003 and June 30, 2004.

“Closing Date” means October 27, 2004.

“Default” means any event which results, or which with the giving of notice or the lapse of time or both would result, in an Event of Default.

“Depositor” means the Aegis Asset Backed Securities Corporation, a Delaware corporation, or any successor thereto, as Depositor under the Pooling and Servicing Agreement.

“Documents” has the meaning given such term in Section 2.01(i) herein.

“Event of Default” means any event of default specified in Section 5.01 of this Insurance Agreement.

“Fitch” means Fitch, Inc.

“Investment Company Act” means the Investment Company Act of 1940, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

“Issuer” means the Aegis Asset Backed Securities Trust.

“Late Payment Rate” means the lesser of (a) the greater of (i) the per annum rate of interest publicly announced from time to time by Citibank, N.A. as its prime or base lending rate (any change in such rate of interest to be effective on the date such change is announced by Citibank, N.A.), and (ii) the then applicable highest rate of interest on the Class IIA Certificates and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates as determined by the Class IIA Certificate Insurer.  The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

“Material Adverse Change” means, in respect of any Person, a material adverse change in (i) the ability of such Person to perform its obligations under any of the Operative Documents or (ii) the business, financial condition, results of operations or properties of such Person.  References to a “Material Adverse Change” herein which do not refer to a particular Person mean a Material Adverse Change with regard to the Seller, Wells Fargo, the Depositor, the Issuer or the Trust Fund.

“Moody’s” means Moody’s Investors Service, Inc., and any successor thereto.

“Offering Document” means the Prospectus, dated October 21, 2004, as supplemented by the Prospectus Supplement, dated October 21, 2004, as may be further amended by additional supplements that have been reviewed and approved by the Class IIA Certificate Insurer, in respect of the Certificates.

“Operative Documents” means this Insurance Agreement, the Certificates, the Sale Agreement and the Pooling and Servicing Agreement.

“Person” means an individual, joint stock company, trust, unincorporated association, joint venture, corporation, business or owner trust, partnership or other organization or entity (whether governmental or private).

“Policy” means the Surety Bond, No. 04030041, together with all endorsements thereto, issued by the Class IIA Certificate Insurer in favor of the Trustee, for the benefit of the Holders of the Class IIA Certificates.

“Pooling and Servicing Agreement” has the meaning given such term in the recitals.

“Premium” means the premium payable in accordance with the Policy which shall be an amount equal to 1/12th of the product of (i) the Premium Percentage and (ii) the aggregate Class Certificate Balance of the Class IIA Certificates on such Distribution Date (after giving effect to any distributions of principal to be made on such Distribution Date); provided that the premium payable on the Closing Date will equal $18,014.16.

“Premium Percentage” shall mean 0.065% per annum.

“Sale Agreement” has the meaning given such term in the recitals.

“S&P” means Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

“Securities Act” means the Securities Act of 1933, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

“Securities Exchange Act” means the Securities Exchange Act of 1934, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

“Transaction” means the transactions contemplated by the Operative Documents, including the transactions described in the Offering Document.

“Trustee” means Wachovia Bank, National Association, a national banking association organized and existing under the laws of the United States of America., as trustee under the Pooling and Servicing Agreement, and any successor thereto under the Pooling and Servicing Agreement.

“Underwriter Information” means all material provided in writing by any underwriter to the Depositor for inclusion in the Offering Document (as revised from time to time, and as included in such Offering Document or any other Offering Document), such information being the penultimate paragraph on the cover page of the Prospectus Supplement relating to the Certificates, and any supplement thereto, and the paragraphs under the heading “Method of Distribution” in the Prospectus Supplement relating to the Class IIA Certificates, and any supplement thereto.

Section 1.02

Other Definitional Provisions.

The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Insurance Agreement shall refer to this Insurance Agreement as a whole and not to any particular provision of this Insurance Agreement, and Section, subsection, Schedule and Exhibit references are to this Insurance Agreement unless otherwise specified.  The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.  The words “include” and “including” shall be deemed to be followed by the phrase “without limitation.”

ARTICLE II
REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 2.01

Representations and Warranties of the Seller, Wells Fargo and the Depositor.

Solely with respect to the clauses below in which any such Person is specifically referenced, each of the Seller, the Depositor and Wells Fargo represents and warrants to the Class IIA Certificate Insurer as of the Closing Date, and as of the date of the transfer of each of the Mortgage Loans to the Trustee for the benefit of the Class IIA Certificateholders and the Class IIA Certificate Insurer pursuant to the Pooling and Servicing Agreement (provided, however, that Wells Fargo is making the following representations and warranties with respect to Wells Fargo solely on its own behalf and any such representations and warranties with respect to Wells Fargo are made solely by Wells Fargo and not by the Seller or the Depositor; Wells Fargo shall have no liability with respect to any representation or warranty made by the Seller or the Depositor; and for the avoidance of doubt, Wells Fargo makes no representation or warranty with respect to any matter described in clauses (e), (h), (i), (j), (k), (m) and (n) below), as follows:

(a)

Due Organization and Qualification.  Wells Fargo is national banking association.  The Depositor and the Seller are Delaware corporations.  Each of Wells Fargo, the Depositor and the Seller is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation or incorporation.  Each of the Seller, Wells Fargo and the Depositor is duly qualified to do business, is, or will be, in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, “approvals”) necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Operative Documents to which it is a party in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Operative Document to which it is a party unenforceable in any material respect or would have a material adverse effect upon the Transaction.

The Seller and the Depositor hereby represent and warrant that the Trust Fund is the property solely of the Trustee for the benefit of the Certificateholders and the Class IIA Certificate Insurer.

(b)

Power and Authority.  Each of the Seller, Wells Fargo and the Depositor has all necessary corporate or other power and authority to conduct its business as currently conducted and as described in the Offering Document, to execute and deliver, and to perform its obligations under, the Operative Documents to which it is a party and to consummate the Transaction.

(c)

Due Authorization.  The execution, delivery and performance of the Operative Documents to which it is a party by each of the Seller, Wells Fargo and the Depositor have been duly authorized by all necessary corporate or other action and do not require any additional approvals or consents, or other action by or any notice to or filing with any Person, including any governmental entity or any of the stockholders or other owners of the Seller, Wells Fargo or the Depositor, which have not previously been obtained or given by the Seller, Wells Fargo or the Depositor.

(d)

Noncontravention.  The execution and delivery by each of the Seller, Wells Fargo and the Depositor of the Operative Documents to which it is a party, the consummation of the Transaction and the satisfaction of the terms and conditions of the Operative Documents do not and will not:

(i)

conflict with or result in any breach or violation of any provision of the applicable organizational documents of the Seller, Wells Fargo or the Depositor or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Seller, Wells Fargo or the Depositor or any of their respective material properties, including regulations issued by any administrative agency or other governmental authority having supervisory powers over the Seller, Wells Fargo or the Depositor, which conflict, breach or violation reasonably could be expected to result in a Material Adverse Change;

(ii)

constitute a default by the Seller, Wells Fargo or the Depositor under, result in the acceleration of any obligation under, or breach any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Seller, Wells Fargo or the Depositor is a party or by which any of their respective properties is or may be bound or affected, which default, acceleration or breach reasonably could be expected to result in a Material Adverse Change; or

(iii)

result in or require the creation of any lien upon or in respect of any assets of the Seller, Wells Fargo or the Depositor, which lien reasonably could be expected to result in a Material Adverse Change, except as otherwise contemplated by the Operative Documents.

(e)

Legal Proceedings.  There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting the Seller or the Depositor or any of their respective subsidiaries, any properties or rights of the Seller, Wells Fargo, the Depositor or the Issuer or any of their respective subsidiaries or any of the Mortgage Loans pending or, to the Seller’s or the Depositor’s knowledge after reasonable inquiry, threatened, which, in any case, if decided adversely to the Seller or the Depositor or any such subsidiary could result in a Material Adverse Change.

(f)

Wells Fargo Legal Proceedings. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting Wells Fargo, any properties or rights of Wells Fargo, pending or, to Wells Fargo’s knowledge after reasonable inquiry, threatened, which, in any case, if decided adversely to Wells Fargo could result in a Material Adverse Change as described in clause (i) of the definition of Material Adverse Change.

(g)

Valid and Binding Obligations.  The Operative Documents (other than the Certificates), when executed and delivered by the Seller, Wells Fargo, the Depositor and the other parties thereto, will constitute the legal, valid and binding obligations of the Seller, Wells Fargo and the Depositor, as applicable, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and general equitable principles and public policy considerations as to rights of indemnification for violations of federal securities laws.  The Certificates, when executed, authenticated and delivered in accordance with the Pooling and Servicing Agreement, will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement.  Each of the Seller, Wells Fargo and the Depositor will not at any time in the future deny that the Operative Documents to which it is a party constitute the legal, valid and binding obligations of the Seller, Wells Fargo and the Depositor, as applicable.

(h)

Financial Information.  The financial information of the Seller and the Depositor, copies of which have been furnished to the Class IIA Certificate Insurer, (i) is, as of the dates and for the periods referred to therein, complete and correct in all material respects, (ii) presents fairly the financial condition and results of operations of the Depositor and the Seller as of the dates and for the periods indicated and (iii) has been prepared in accordance with generally accepted accounting principles consistently applied, except as noted therein (subject as to interim statements and normal year-end adjustments).  Since the date indicated in the financial information provided to the Class IIA Certificate Insurer, there has been no Material Adverse Change in respect of the Seller or the Depositor.

(i)

Taxes.  Each of the Seller and the Depositor has filed prior to the date hereof all federal and state tax returns that are required to be filed and has paid all taxes, including any assessments received by it that are not being contested in good faith, to the extent that such taxes have become due, except with respect to any failures to file or pay that, individually or in the aggregate, would not result in a Material Adverse Change with respect to the Seller, the Depositor or the Issuer.

(j)

Accuracy of Information.  Neither the Operative Documents nor other material information relating to the Mortgage Loans, the Depositor or the Issuer (collectively, the “Documents”), as amended, supplemented or superseded, furnished to the Class IIA Certificate Insurer in writing or in electronic form by the Seller, the Depositor or the Issuer in connection with the Transaction contains any statement of a material fact which was untrue or misleading in any material respect when made.  Neither the Seller nor the Depositor has any knowledge of any circumstances that could reasonably be expected to cause a Material Adverse Change.  Since the furnishing of the Documents, there has been no change nor any development or event involving a prospective change known to the Seller or the Depositor that would render any of the Documents untrue or misleading in any material respect.

(k)

Compliance With Securities Laws.  The Seller and the Depositor hereby represent and warrant that the offering of the Class IIA Certificates complies in all material respects with all requirements of law, including an exemption from the registration requirements of applicable securities laws.  Without limiting the foregoing, the Offering Document does not contain any untrue statement of a material fact and does not omit to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation is made with respect to the Class IIA Certificate Insurer Information or the Underwriter Information.  The offering of the Class IIA Certificates has not been and will not be in violation of the Securities Act or any other federal or state securities laws.

(l)

Operative Documents.  Each of the representations and warranties of the Seller, Wells Fargo and the Depositor contained in the applicable Operative Documents is true and correct in all material respects and each of the Seller, Wells Fargo and the Depositor hereby makes each such representation and warranty to, and for the benefit of, the Class IIA Certificate Insurer as if the same were set forth in full herein.

(m)

Solvency; Fraudulent Conveyance.  Each of the Seller and the Depositor is solvent and will not be rendered insolvent by the Transaction and, after giving effect to the Transaction, none of the Seller, the Depositor or the Issuer will be left with an unreasonably small amount of capital with which to engage in the ordinary course of its business, and none of the Seller, the Depositor or the Issuer intends to incur, nor does any of the Seller, the Depositor or the Issuer believe that it has incurred, debts beyond its ability to pay as they mature.  None of the Seller, the Depositor or the Issuer contemplates the commencement of insolvency, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Seller, the Depositor or the Issuer or any of their respective assets.  The amount of consideration being received by the Depositor and by the Issuer upon the sale of the Certificates constitutes reasonably equivalent value and fair consideration for the Certificates.  The Depositor is not transferring the Mortgage Loans to the Issuer nor is the Depositor or the Issuer selling the Certificates, as provided in the Operative Documents, with any intent to hinder, delay or defraud any of the Seller’s, the Depositor’s or the Issuer’s creditors.

(n)

Primary Beneficiary of Issuer.  The Seller and the Depositor hereby represent and warrant that either, with respect to the Trust Fund, the Seller is the primary beneficiary of the Trust Fund as that term is defined in FASB Interpretation No. 46 as issued by the Financial Accounting Standard Board or the Issuer is not a “variable interest entity” as that term is defined in FASB Interpretation No. 46 as issued by the Financial Accounting Standard Board.

Section 2.02

Affirmative Covenants of the Seller, Wells Fargo and the Depositor.

Each of the Seller and the Depositor (and Wells Fargo with respect to clauses (a), (b), (f), (g) and (h) below) hereby agrees that during the term of this Insurance Agreement, unless the Class IIA Certificate Insurer shall otherwise expressly consent in writing:

(a)

Compliance With Agreements and Applicable Laws.  Each of the Seller, Wells Fargo and the Depositor shall comply in all material respects with the terms and conditions of and perform its obligations under the Operative Documents to which it is a party in all cases in which failure to so comply or perform would result in a default thereunder and shall comply with all requirements of any law, rule or regulation applicable to it in all circumstances where non-compliance reasonably could be expected to result in a Material Adverse Change (in the case of Wells Fargo, such Material Adverse Change is limited to the matter described in clause (i) of the definition of Material Adverse Change).

(b)

Corporate Existence.  Each of the Seller, Wells Fargo and the Depositor and their respective successors and assigns shall, except as specifically provided for in the Pooling and Servicing Agreement, maintain its corporate existence and shall at all times continue to be duly organized under the laws of their respective jurisdictions of incorporation or organization and duly qualified and duly authorized (as described in subsections 2.01(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its applicable organizational documents.

(c)

Financial Statements; Accountants’ Reports; Other Information.  Each of the Seller, the Depositor and the Issuer shall keep or cause to be kept in reasonable detail books and records of account of its assets and business relating to the Transaction, including, in the case of the Issuer, separate books and records for the assets of the Issuer and shall clearly reflect therein the transfer of the Mortgage Loans to the Issuer as a sale of the Depositor’s, as the case may be, interest therein.

(d)

Closing Documents; Post Closing Matters.  Each of the Seller and the Depositor shall cause to be delivered within 90 days of the Closing Date two closing sets to the Class IIA Certificate Insurer and one closing set to its counsel, which closing sets shall include execution copies of each of the Operative Documents other than the Certificates.  All closing conditions contained herein and in any Operative Document which are temporarily waived pursuant to a written letter signed by the Class IIA Certificate Insurer shall be satisfied within the period set forth in such letter or if no date is specified in such letter, within 30 days from the Closing Date.  No closing condition may be waived except pursuant to a written letter signed by the Class IIA Certificate Insurer.

(e)

Access to Records; Discussions with Officers and Accountants.  On an annual basis, or if the Class IIA Certificate Insurer reasonably believes that a Material Adverse Change may have occurred, the Seller and the Depositor shall, upon the reasonable request of the Class IIA Certificate Insurer, permit the Class IIA Certificate Insurer or its authorized agents, or cause the Class IIA Certificate Insurer or its authorized agents to be permitted (in the case of the Issuer) to inspect the books and records of the Seller, the Depositor and the Issuer as they may relate to the Certificates, the obligations of the Seller, the Depositor and the Issuer under the Operative Documents to which it is a party and the Transaction (including, without limitation, access to information reasonably required for purposes of complying with FASB Financial Interpretation Number 46; provided that the Class IIA Certificate Insurer will maintain confidentiality with respect to such information in accordance with its internal policies).

Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of the Seller, the Depositor or the Issuer.  The books and records of the Seller and the Depositor shall be maintained at the address of the Seller designated herein for receipt of notices, unless the Seller shall otherwise advise the parties hereto in writing.

(f)

Notice of Material Events.  Wells Fargo (to the extent a Responsible Officer of Wells Fargo has actual knowledge thereof), the Seller and the Depositor shall be obligated (which obligation shall be satisfied as to each if performed by the Seller, Wells Fargo or the Depositor) promptly to inform the Class IIA Certificate Insurer in writing of the occurrence of any of the following:

(i)

the submission of any claim or the initiation or threat of any legal process, litigation or administrative or judicial investigation, or rule making or disciplinary proceeding by or against the Seller, Wells Fargo, the Depositor or the Issuer that (A) would be required to be disclosed to the Commission if the Certificates were publicly registered or to the Seller’s, Wells Fargo’s or the Depositor’s shareholders that relates to the Mortgage Loans, the Transaction or the Seller’s, Wells Fargo’s or the Depositor’s or the Issuer’s ability to perform its obligations under any Operative Documents or (B) could result in a Material Adverse Change, or the initiation of any proceeding or the promulgation of any proposed or final rule (but only to the extent the Seller, Wells Fargo or the Depositor has actual knowledge thereof) which would likely result in a Material Adverse Change;

(ii)

any change in the organizational jurisdictions of the Seller, the Depositor or the Issuer;

(iii)

the occurrence of any Default or Event of Default or any Material Adverse Change;

(iv)

the commencement of any proceedings by or against the Seller, Wells Fargo, the Depositor or the Issuer under any applicable bankruptcy, reorganization, liquidation, rehabilitation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, conservator, trustee or similar official shall have been, or may be, appointed or requested for the Seller, Wells Fargo, the Depositor or the Issuer or any of their respective assets; or

(v)

the receipt of notice that (A) the Seller, Wells Fargo, the Depositor or the Issuer is being placed under regulatory supervision, (B) any license, permit, charter, registration or approval materially necessary for the conduct of the Seller’s, Wells Fargo’s, the Depositor’s or the Issuer’s business is to be, or may be, suspended or revoked or (C) the Seller, Wells Fargo, the Depositor or the Issuer is to cease and desist any practice, procedure or policy employed by the Seller, Wells Fargo, the Depositor or the Issuer in the conduct of their respective business, and such suspension, revocation or cessation may reasonably be expected to result in a Material Adverse Change (in the case of Wells Fargo, such Material Adverse Change is limited to the matter described in clause (i) of the definition of Material Adverse Change).

(g)

Further Assurances.  Each of the Seller, Wells Fargo and the Depositor shall, upon the reasonable request of the Class IIA Certificate Insurer, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered on behalf of itself, within ten days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Operative Documents, and shall cause the Issuer to do the same.  In addition, each of the Seller, Wells Fargo and the Depositor agrees reasonably to cooperate with S&P, Fitch and Moody’s in connection with any review of the Transaction that may be undertaken by S&P, Fitch and Moody’s after the date hereof, and shall cause the Issuer to do the same.

(h)

Maintenance of Licenses.  Each of the Seller, Wells Fargo, the Depositor and the Issuer, and any successors thereof, has and shall maintain all licenses, permits, charters and registrations the loss or suspension of which, or the failure to hold which, could reasonably be expected to result in a Material Adverse Change (in the case of Wells Fargo, such Material Adverse Change is limited to as described in clause (i) of the definition of Material Adverse Change).

(i)

Retirement of Certificates.  The Depositor shall instruct the Trustee, and shall cause the Issuer to do the same upon a retirement or other payment of all of the Certificates, to surrender the Policy to the Class IIA Certificate Insurer for cancellation.

(j)

Third-Party Beneficiary.  Each of the Seller, Wells Fargo, the Depositor and the Trustee agrees that the Class IIA Certificate Insurer shall have all rights provided to the Class IIA Certificate Insurer in the Operative Documents and that the Class IIA Certificate Insurer shall constitute a third-party beneficiary with respect to such rights in respect of the Operative Documents and hereby incorporates and restates its representations, warranties and covenants as set forth therein for the benefit of the Class IIA Certificate Insurer.  The Class IIA Certificate Insurer agrees that the rights it shall have as a third-party beneficiary under the Pooling and Servicing Agreement shall be limited to the rights granted to it and/or to the Class IIA Certificateholders in the Pooling and Servicing Agreement.  The Trustee and the Securities Administrator each hereby acknowledge and agree to perform all their obligations and duties pursuant to the Operative Documents (in accordance with the terms thereof) to which they each are a party.

Section 2.03

Negative Covenants of the Seller, Wells Fargo and the Depositor.

Solely with respect to the clauses below in which they are expressly referenced, each of the Seller, Wells Fargo and the Depositor hereby agrees that during the term of this Insurance Agreement, unless the Class IIA Certificate Insurer shall otherwise expressly consent in writing:

(a)

Impairment of Rights.  Neither the Seller, Wells Fargo, the Depositor nor the Issuer shall take any action, or fail to take any action, if such action or failure to take action may result in a Material Adverse Change as described in clause (i) of the definition of Material Adverse Change, nor interfere in any material respect with the enforcement of any rights of the Class IIA Certificate Insurer under or with respect to any of the Operative Documents.  The Seller and the Depositor shall give the Class IIA Certificate Insurer written notice when any event, action or, to the knowledge of the Seller or the Depositor, omission to act, may result in a Material Adverse Change as described in cause (i) of the definition of Material Adverse Change, on the earlier of:  (i) the date upon which any publicly available filing or release is made with respect to such event, action or omission to act and (ii) promptly prior to the date of occurrence of such event, action or failure to act.  Each of the Seller, Wells Fargo and the Depositor shall furnish to the Class IIA Certificate Insurer all information reasonably requested by it that is necessary to determine compliance with this paragraph.

(b)

Waiver, Amendments, Etc.  Except as provided in and in accordance with the Operative Documents, neither the Seller, Wells Fargo, the Depositor nor the Issuer shall modify, waive or amend, or consent to any modification, waiver or amendment of, any of the terms, provisions or conditions of the Operative Documents to which it is a party (other than any amendment to the Offering Document required by law) without the prior written consent of the Class IIA Certificate Insurer thereto, which consent shall not be unreasonably withheld, conditioned or delayed.

Section 2.04

Representations, Warranties and Covenants of the Class IIA Certificate Insurer.

The Class IIA Certificate Insurer represents, warrants and covenants to the Seller, Wells Fargo and the Depositor as follows:

(a)

Organization and Licensing.  The Class IIA Certificate Insurer is a duly organized, validly existing and in good standing New York stock insurance company duly qualified to conduct an insurance business in any jurisdiction where qualification may be necessary to accomplish the Transaction.

(b)

Corporate Power.  The Class IIA Certificate Insurer has the corporate power and authority to issue the Policy and execute and deliver this Insurance Agreement and to perform all of its obligations hereunder and thereunder.

(c)

Authorization; Approvals.  Proceedings legally required for the issuance and execution of the Policy and the execution, delivery and performance of this Insurance Agreement have been taken and licenses, orders, consents or other authorizations or approvals of any governmental boards or bodies legally required for the enforceability of the Policy and the conduct by the Class IIA Certificate Insurer of the business and activities contemplated by the Transaction have been obtained; any proceedings not taken and any licenses, authorizations or approvals not obtained are not material to the enforceability of the Policy.

(d)

Enforceability.  The Policy, when issued, and this Insurance Agreement will each constitute a legal, valid and binding obligation of the Class IIA Certificate Insurer, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors’ rights generally and to general principles of equity and subject to principles of public policy limiting the right to enforce the indemnification provisions contained therein and herein, insofar as such provisions relate to indemnification for liabilities arising under federal securities laws.

(e)

Financial Information.  The balance sheet of the Class IIA Certificate Insurer as of December 31, 2003 and the related statements of income, stockholder’s equity and cash flows for the three fiscal years ended December 31, 2003, and the accompanying footnotes, together with an opinion of Ernst & Young LLP, independent certified public accountants, a copy of which is incorporated by reference into the Offering Document, fairly present in all material respects the financial condition of the Class IIA Certificate Insurer as of such dates and for the periods covered by such statements in accordance with generally accepted accounting principles consistently applied.  The balance sheet of the Class IIA Certificate Insurer as of June 30, 2004, and the related statements of operations, stockholder’s equity and cash flows for the six-month period ended June 30, 2004, fairly present in all material respects the financial condition of the Class IIA Certificate Insurer as of such date and for such six-month period in accordance with generally accepted accounting principles consistently applied.  Since June 30, 2004, there has been no material change in such financial condition of the Class IIA Certificate Insurer that would materially and adversely affect its ability to perform its obligations under the Policy.

(f)

Class IIA Certificate Insurer Information.  The Class IIA Certificate Insurer Information is true and correct in all material respects and does not contain any untrue statement of a material fact.

(g)

No Litigation.  There are no actions, suits, proceedings or investigations pending or, to the best of the Class IIA Certificate Insurer’s knowledge, threatened against it at law or in equity or before or by any court, governmental agency, board or commission or any arbitrator which, if decided adversely, would materially and adversely affect its ability to perform its obligations under the Policy or this Insurance Agreement.

(h)

Confidential Information.  The Class IIA Certificate Insurer agrees that it and its shareholders, directors, agents, accountants and attorneys shall keep confidential any information or matter of which it becomes aware (i) as a result of financial statements, reports or other information furnished pursuant to Section 2.02(c) or (ii) during the inspections conducted or discussions had pursuant to Section 2.02(e), unless such information is readily available from public sources or is disclosed to the Class IIA Certificate Insurer on a non-confidential basis from any Person or source other than the Seller, Wells Fargo, the Depositor or the Issuer, which Person or source is not actually known to the Class IIA Certificate Insurer to be subject to a confidentiality obligation to the Seller, Wells Fargo, the Depositor or the Issuer, or except as may be otherwise required by regulation, law or court order or requested by appropriate governmental authorities or as necessary or expedient to preserve its rights or security under or to enforce any of the Operative Documents or any other agreement executed in connection with the transactions related to the Operative Documents to which the Class IIA Certificate Insurer is a party or of which the Class IIA Certificate Insurer is a third party beneficiary, or in connection with the defense of any legal proceeding in which the Class IIA Certificate Insurer is a party; provided, however, that the foregoing shall not limit the right of the Class IIA Certificate Insurer to make such information available to its regulators, securities rating agencies, reinsurers, credit and liquidity providers, counsel and accountants.  If, in the absence of a protective order or the receipt of a waiver hereunder, the Class IIA Certificate Insurer is, nonetheless, in the opinion of its counsel, compelled to disclose such information to any tribunal or else suffer a penalty or liability, the Class IIA Certificate Insurer may disclose such information to such tribunal that the Class IIA Certificate Insurer is compelled to disclose.

(i)

Compliance with Law, Etc.  No practice, procedure or policy employed, or proposed to be employed, by the Class IIA Certificate Insurer in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to the Class IIA Certificate Insurer that, if enforced, could result in a Material Adverse Change with respect to the Class IIA Certificate Insurer.

ARTICLE III
THE POLICY; REIMBURSEMENT

Section 3.01

Issuance of the Policy.

The Class IIA Certificate Insurer agrees to issue the Policy on the Closing Date subject to satisfaction of the conditions precedent set forth below on or prior to the Closing Date:

(a)

Operative Documents.  The Class IIA Certificate Insurer shall have received a copy of each of the Operative Documents, in form and substance reasonably satisfactory to the Class IIA Certificate Insurer, duly authorized, executed and delivered by each party thereto;

(b)

Representations and Warranties.  The representations and warranties of the Seller, Wells Fargo and the Depositor dated the Closing Date set forth or incorporated by reference in this Insurance Agreement shall be true and correct on and as of the Closing Date as if made on the Closing Date;

(c)

Opinions of Counsel.  The law firm of McKee Nelson LLP shall have delivered its opinion or opinions of counsel substantially in the form previously reviewed by and found acceptable by the Class IIA Certificate Insurer’s counsel; the Class IIA Certificate Insurer shall have received such other opinions of counsel, addressed to the Class IIA Certificate Insurer and in form and substance acceptable to the Class IIA Certificate Insurer, addressing such other matters, as the Class IIA Certificate Insurer may reasonably request;

(d)

No Litigation, Etc.  No suit, action or other proceeding, investigation or injunction, or final judgment relating thereto, shall be pending or threatened before any court, governmental or administrative agency or arbitrator in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with any of the Operative Documents or the consummation of the Transaction;

(e)

Legality.  No statute, rule, regulation or order shall have been enacted, entered or deemed applicable by any government or governmental or administrative agency or court that would make the Transaction illegal or otherwise prevent the consummation thereof;

(f)

Issuance of Ratings.  The Class IIA Certificate Insurer shall have received confirmation that the Class IIA Certificates are rated “AAA” by Fitch, “AAA” by S&P and “Aaa” by Moody’s, without regard to the Policy;

(g)

No Default.  No Default or Event of Default shall have occurred;

(h)

Conditions Precedent.  Each of the conditions precedent to closing that are required under the Operative Documents or the underwriting agreement relating to the Certificates have been satisfied, with out waiver or modification, unless the Class IIA Certificate Insurer has consented to such waiver or modification; and

(i)

Satisfactory Documentation.  The Class IIA Certificate Insurer and its counsel shall have reasonably determined that all documents, certificates and opinions to be delivered in connection with the Certificates conform to the terms of the Pooling and Servicing Agreement, the Offering Document and this Insurance Agreement.

Section 3.02

Payment of Fees and Premium.

(a)

Legal and Accounting Fees.  The Seller shall pay or cause to be paid to the Class IIA Certificate Insurer, at the Closing Date, legal fees and accounting fees incurred by the insurer in connection with the issuance of the Policy in an amount equal to $33,500.

(b)

Premium.

(i)

In consideration of the issuance by the Class IIA Certificate Insurer of the Policy, the Class IIA Certificate Insurer shall be entitled to receive the Premium, in the amount set forth herein and in the Policy, as and when due and from the funds specified by Section 4.01(c) of the Pooling and Servicing Agreement.

(ii)

The Premium paid under the Pooling and Servicing Agreement shall be nonrefundable without regard to whether the Class IIA Certificate Insurer makes any payment under the Policy or any other circumstances relating to the Certificates or provision being made for payment of the Certificates prior to maturity.

Section 3.03

Reimbursement Obligation.

(a)

As and when due in accordance with and from the funds specified in Section 4.01 of the Pooling and Servicing Agreement, the Class IIA Certificate Insurer shall be entitled to reimbursement for any payment made by the Class IIA Certificate Insurer under the Policy, which reimbursement shall be due and payable on the date that any amount is paid under the Policy, in an amount equal to the amount to be so paid and all amounts previously paid that remain unreimbursed, together with interest on any and all such amounts remaining unreimbursed (to the extent permitted by law, if in respect of any unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate.

(b)

Anything in this agreement or in any Operative Document to the contrary notwithstanding, the Class IIA Certificate Insurer shall be entitled to full reimbursement from the Seller for (i) any payment made under the Policy arising as a result of the Seller’s failure to substitute for or deposit an amount in respect of any defective Mortgage Loan as required pursuant to Article II of the Pooling and Servicing Agreement, together with interest on any and all such amounts remaining unreimbursed (to the extent permitted by law, if in respect of any such unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate, and (ii) any payment made under the Policy arising as a result of the Seller’s or the Depositor’s failure to pay or deposit any amount required to be paid or deposited pursuant to the Operative Documents, together with interest on any and all such amounts remaining unreimbursed (to the extent permitted by law, if in respect of any such unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate.

(c)

The Seller agrees to pay to the Class IIA Certificate Insurer any and all reasonable out-of-pocket charges, fees, costs and expenses that the Class IIA Certificate Insurer may reasonably pay or incur, including reasonable attorneys’ and accountants’ fees and expenses, in connection with (i) the enforcement, defense or preservation of any rights in respect of any of the Operative Documents, including defending, monitoring or participating in any litigation or proceeding (including any insolvency proceeding in respect of any Transaction participant or any affiliate thereof) relating to any of the Operative Documents, any party to any of the Operative Documents (in its capacity as such a party) or the Transaction or (ii) any amendment, waiver or other action with respect to, or related to, any Operative Document, whether or not executed or completed.  Provided that three Business Days written notice of the intended payment or incurrence shall have been given to the Seller by the Class IIA Certificate Insurer, such reimbursement shall be due on the dates on which such charges, fees, costs or expenses are paid or incurred by the Class IIA Certificate Insurer.

(d)

The Seller agrees to pay to the Class IIA Certificate Insurer interest (without duplication) on any and all amounts described in subsections 3.03(b), 3.03(c) and 3.03(e) and Sections 3.02 and 3.04 from the date such amounts become due or, in the case of subsection 3.03(c) or Section 3.04, are incurred or paid by the Class IIA Certificate Insurer until payment thereof in full (after as well as before judgment), at the Late Payment Rate.

(e)

The Seller agrees to pay to the Class IIA Certificate Insurer as follows: any payments made by the Class IIA Certificate Insurer on behalf of, or advanced to, the Seller, the Depositor or the Issuer, including any amounts payable by the Seller, the Depositor or the Issuer pursuant to any of the Operative Documents on the date any such payment is made or advanced by the Class IIA Certificate Insurer.  Notwithstanding the foregoing, in no event shall the Class IIA Certificate Insurer have any recourse under this subsection against the Seller, the Depositor or the Issuer with respect to any payments the Class IIA Certificate Insurer has made in respect of principal or interest distributions on the Class IIA Certificates (except pursuant to Section 3.03(b) above).

(f)

The Class IIA Certificate Insurer shall have no right to set-off payments to be made under the Policy against payments to be made to the Class IIA Certificate Insurer by the Seller, Wells Fargo, the Depositor, the Issuer, the Trustee or any Class IIA Certificateholder or any affiliate, officer or director of any of them.

Section 3.04

Indemnification.

(a)

In addition to any and all of the Class IIA Certificate Insurer’s rights of reimbursement, indemnification, subrogation and to any other rights of the Class IIA Certificate Insurer pursuant hereto or under law or in equity, the Seller, the Depositor and Wells Fargo (provided, however, that Wells Fargo is giving the following indemnification relating to Wells Fargo solely on its own behalf and any such indemnification with respect to Wells Fargo is made solely by Wells Fargo and not by the Seller or the Depositor, and Wells Fargo shall have no liability under this Section 3.04 for any losses, costs or liabilities arising from the actions, inactions, omissions, violations or breaches by or of any of the Seller, the Depositor, the Issuer or the Trustee) agree to pay, and to protect, indemnify and save harmless, the Class IIA Certificate Insurer and its officers, directors, shareholders, employees, agents and each Person, if any, who controls the Class IIA Certificate Insurer within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against, any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or relating to the breach by the Seller, Wells Fargo or the Depositor of any of the representations or warranties contained in Section 2.01 or arising out of or relating to the transactions contemplated by the Operative Documents by reason of:

(i)

any omission or action (other than of or by the Class IIA Certificate Insurer) in connection with the offering, issuance or delivery of the Certificates by the Seller, the Issuer, the Trustee or the Depositor, other than those covered by subparagraph (v) below;

(ii)

the misfeasance or malfeasance of, or gross negligence or theft committed by, any director, officer, employee or agent of the Seller, Wells Fargo, the Depositor, the Issuer or the Trustee in connection with any Transaction arising from or relating to the Operative Documents;

(iii)

the violation by the Seller, Wells Fargo, the Depositor or the Issuer of any federal or state law, rule or regulation, or any judgment, order or decree applicable to it, which violation reasonably could result in a Material Adverse Change as described in clause (i) of the definition of Material Adverse Change;

(iv)

the breach by the Seller, Wells Fargo, the Depositor or the Issuer of any representation, warranty (other than a representation or warranty in respect of the Mortgage Loans contained in Article II of the Pooling and Servicing Agreement) made by, or covenant of, such Person under any of the Operative Documents or the occurrence, in respect of the Seller, Wells Fargo, the Depositor or the Issuer, under any of the Operative Documents of any incipient default or “event of default”; or

(v)

with respect to the Seller or the Depositor, any untrue statement or alleged untrue statement of a material fact contained in the Offering Document or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, including, without limitation, the subject of the proviso to Section 2.04(f); provided, however, that this Section 3.04(a)(v) does not cover the Class IIA Certificate Insurer Information or the Underwriter Information.

(b)

The Class IIA Certificate Insurer agrees to pay, and to protect, indemnify and save harmless each of the Seller, Wells Fargo and the Depositor and their respective officers, directors, shareholders, employees, agents and each Person, if any, who controls the Seller, Wells Fargo and the Depositor within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against, any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or by reason of (i) any untrue statement or alleged untrue statement of a material fact contained in the Class IIA Certificate Insurer Information or any omission or alleged omission to state in the Class IIA Certificate Insurer Information a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the incorporation by reference of the Class IIA Certificate Insurer’s financial statements in the Offering Document shall not constitute an omission from the Class IIA Certificate Insurer Information for purposes of this paragraph, (ii) any failure of the Class IIA Certificate Insurer to make a payment required to be made under the Policy or (iii) a breach of any of the representations and warranties of the Class IIA Certificate Insurer contained in Section 2.04.

(c)

If any action or proceeding (including any governmental investigation) shall be brought or asserted against any Person (individually, an “Indemnified Party” and, collectively, the “Indemnified Parties”) in respect of which the indemnity provided in Section 3.04(a) or (b) may be sought from the Seller, Wells Fargo or the Depositor, on the one hand, or the Class IIA Certificate Insurer, on the other (each, an “Indemnifying Party”) hereunder, each such Indemnified Party shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all expenses.  The omission so to notify the Indemnifying Party will not relieve it from any liability which it may have to any Indemnified Party except to the extent the Indemnifying Party is prejudiced thereby.  The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof at the expense of the Indemnified Party; provided, however, that the fees and expenses of such separate counsel shall be at the expense of the Indemnifying Party if (i) the Indemnifying Party has agreed in writing to pay such fees and expenses, (ii) the Indemnifying Party shall have failed within a reasonable period of time to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to the Indemnified Party in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Indemnified Parties, which firm shall be designated in writing by the Indemnified Party and shall be reasonably satisfactory to the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent, which consent shall not be unreasonably withheld, conditioned or delayed, but, if settled with its written consent, or if there is a final judgment for the plaintiff in any such action or proceeding with respect to which the Indemnifying Party shall have received notice in accordance with this subsection (c), the Indemnifying Party agrees to indemnify and hold the Indemnified Parties harmless from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding anything in this paragraph to the contrary, the consent of such Indemnified Party shall not be required if such settlement fully discharges, with prejudice against the plaintiff, the claim or action against such Indemnified Party.

(d)

To provide for just and equitable contribution if the indemnification provided by the Indemnifying Party is determined to be unavailable or insufficient to hold harmless any Indemnified Party (other than due to application of this Section), each Indemnifying Party shall contribute to the losses incurred by the Indemnified Party on the basis of the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand.

Section 3.05

Payment Procedure.

In the event of any payment by the Class IIA Certificate Insurer, the Seller, Wells Fargo and the Depositor agree to accept the voucher or other evidence of payment as prima facie evidence of the propriety thereof and the liability, if any, described in Section 3.03 therefor to the Class IIA Certificate Insurer.  All payments to be made to the Class IIA Certificate Insurer under this Insurance Agreement shall be made to the Class IIA Certificate Insurer in lawful currency of the United States of America in immediately available funds at the notice address for the Class IIA Certificate Insurer as specified in the Pooling and Servicing Agreement on the date when due or as the Class IIA Certificate Insurer shall otherwise direct by written notice to the other parties hereto.  In the event that the date of any payment to the Class IIA Certificate Insurer or the expiration of any time period hereunder occurs on a day that is not a Business Day, then such payment or expiration of time period shall be made or occur on the next succeeding Business Day with the same force and effect as if such payment was made or time period expired on the scheduled date of payment or expiration date.

Section 3.06

Liability of the Seller.

The Seller shall have joint and several liability with the Depositor for all amounts due and payable by the Depositor to the Class IIA Certificate Insurer hereunder.

ARTICLE IV
FURTHER AGREEMENTS

Section 4.01

Effective Date; Term of the Insurance Agreement.

This Insurance Agreement shall take effect on the Closing Date and shall remain in effect until the later of (a) such time as the Class IIA Certificate Insurer is no longer subject to a claim under the Policy and the Policy shall have been surrendered to the Class IIA Certificate Insurer for cancellation and (b) all amounts payable to the Class IIA Certificate Insurer by the Seller, Wells Fargo or the Depositor hereunder or from any other source hereunder or under the Operative Documents and all amounts payable under the Certificates have been paid in full; provided, however, that the provisions of Sections 3.02, 3.03 and 3.04 hereof shall survive any termination of this Insurance Agreement.

Section 4.02

Further Assurances and Corrective Instruments.

(a)

Except at such times as a default in payment under the Policy shall exist or shall have occurred, none of the Seller, Wells Fargo, the Depositor or the Trustee shall grant any waiver of rights under any of the Operative Documents to which any of them is a party without the prior written consent of the Class IIA Certificate Insurer, which shall not be unreasonably withheld, conditioned or delayed and any such waiver without prior written consent of the Class IIA Certificate Insurer shall be null and void and of no force or effect.

(b)

To the extent permitted by law, each of the Seller, Wells Fargo and the Depositor agrees that it will, from time to time, following good faith negotiations in connection therewith, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as the Class IIA Certificate Insurer may reasonably request and as may be required in the Class IIA Certificate Insurer’s reasonable judgment to effectuate the intention of or facilitate the performance of this Insurance Agreement.

Section 4.03

Obligations Absolute.

(a)

The obligations of the Seller, Wells Fargo and the Depositor hereunder shall be absolute and unconditional and shall be paid or performed strictly in accordance with this Insurance Agreement under all circumstances irrespective of:

(i)

any lack of validity or enforceability of any of the Operative Documents or the Certificates, or any amendment or other modifications of, or waiver, with respect to any of the Operative Documents or the Certificates that have not been approved by the Class IIA Certificate Insurer;

(ii)

any exchange or release of any other obligations hereunder;

(iii)

the existence of any claim, setoff, defense, reduction, abatement or other right that the Seller, Wells Fargo, the Depositor or the Issuer may have at any time against the Class IIA Certificate Insurer or any other Person;

(iv)

any document presented in connection with the Policy proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

(v)

any payment by the Class IIA Certificate Insurer under the Policy against presentation of a certificate or other document that does not strictly comply with terms of the Policy;

(vi)

any failure of the Seller, the Issuer or the Depositor to receive the proceeds from the sale of the Certificates; and

(vii)

any other circumstances, other than payment in full, that might otherwise constitute a defense available to, or discharge of, the Seller, Wells Fargo, the Depositor or the Issuer in respect of any Operative Document.

(b)

The Seller, Wells Fargo and the Depositor and any and all others who are now or may become liable for all or part of the obligations of the Seller, Wells Fargo or the Depositor under this Insurance Agreement, to the extent permitted by law, waive and renounce the right to assert as a defense to the performance of their respective obligations each of the following:  (i) any and all redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness and obligations evidenced by any Operative Document or by any extension or renewal thereof; (ii) presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor and notice of protest; (iii) all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default or enforcement of any payment hereunder, except as required by the Operative Documents; and (iv) all rights of abatement, diminution, postponement or deduction, or to any defense other than payment, or to any right of setoff or recoupment arising out of any breach under any of the Operative Documents, by any party thereto or any beneficiary thereof, or out of any obligation at any time owing to the Seller, Wells Fargo, the Depositor or the Issuer.

(c)

The Seller, Wells Fargo and the Depositor and any and all others who are now or may become liable for all or part of the obligations of the Seller, Wells Fargo or the Depositor under this Insurance Agreement, to the extent permitted by law, agree to be bound by this Insurance Agreement and (i) agree that any consent, waiver or forbearance hereunder with respect to an event shall operate only for such event and not for any subsequent event; (ii) consent to any and all extensions of time that may be granted by the Class IIA Certificate Insurer with respect to any payment hereunder or other provisions hereof and to the release of any security at any time given for any payment hereunder, or any part thereof, with or without substitution, and to the release of any Person or entity liable for any such payment; and (iii) consent to the addition of any and all other makers, endorsers, guarantors and other obligors for any payment hereunder, and to the acceptance of any and all other security for any payment hereunder, and agree that the addition of any such obligors or security shall not affect the liability of the parties hereto for any payment hereunder.

(d)

Nothing herein shall be construed as prohibiting the Seller, Wells Fargo or the Depositor from pursuing any rights or remedies it may have against any Person in a separate legal proceeding.

Section 4.04

Assignments; Reinsurance; Third-Party Rights.

(a)

This Insurance Agreement shall be a continuing obligation of the parties hereto and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  The Seller, Wells Fargo and the Depositor may not assign any of their respective rights under this Insurance Agreement, or delegate any of their respective duties hereunder, without the prior written consent of the Class IIA Certificate Insurer, which consent shall not be unreasonably withheld.  Any assignments made in violation of this Insurance Agreement shall be null and void.

(b)

The Class IIA Certificate Insurer shall have the right to give participations in its rights under this Insurance Agreement and to enter into contracts of reinsurance with respect to the Policy upon such terms and conditions as the Class IIA Certificate Insurer may in its discretion determine; provided, however, that no such participation or reinsurance agreement or arrangement shall relieve the Class IIA Certificate Insurer of any of its obligations hereunder or under the Policy, nor shall the Seller, Wells Fargo or the Depositor be required to deal directly with any such parties.

(c)

Except as provided herein with respect to participants and reinsurers, nothing in this Insurance Agreement shall confer any right, remedy or claim, express or implied, upon any Person, including, particularly, any Holder, other than the Class IIA Certificate Insurer against the Seller, Wells Fargo or the Depositor, or the Seller, Wells Fargo or the Depositor against the Class IIA Certificate Insurer, and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors and permitted assigns.  Neither the Trustee, the Securities Administrator nor any Holder shall have any right to payment from any Premiums paid or payable hereunder or under the Pooling and Servicing Agreement or from any amounts paid by the Seller pursuant to Sections 3.02 or 3.03.

Section 4.05

Liability of the Class IIA Certificate Insurer.

The Class IIA Certificate Insurer shall not be responsible for any act or omission of the Trustee with respect to its use of the Policy.  Neither the Class IIA Certificate Insurer nor any of its officers, directors or employees shall be liable or responsible for:  (a) the use that may be made of the Policy by the Trustee or for any acts or omissions of the Trustee in connection therewith; or (b) the validity, sufficiency, accuracy or genuineness of documents delivered to the Class IIA Certificate Insurer in connection with any claim under the Policy, or of any signatures thereon, even if such documents or signatures should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged (unless the Class IIA Certificate Insurer shall have actual knowledge thereof).  In furtherance and not in limitation of the foregoing, the Class IIA Certificate Insurer may accept documents that appear on their face to be in order, without responsibility for further investigation.

Section 4.06

Subrogration.

To the extent of any payments under the Policy, the Class IIA Certificate Insurer shall be fully subrogated to any remedies against the Seller, Wells Fargo or the Depositor or in respect of the Mortgage Loans available to the Trustee under the Operative Documents.  The Trustee acknowledges such subrogation and, further, agrees to execute such instruments prepared by the Class IIA Certificate Insurer and to take such reasonable actions as, in the sole judgment of the Class IIA Certificate Insurer, are necessary to evidence such subrogation and to perfect the rights of the Class IIA Certificate Insurer to receive any moneys paid or payable under the Operative Documents.

ARTICLE V
DEFAULTS AND REMEDIES

Section 5.01

Defaults.

The occurrence of any of the following shall constitute an Event of Default hereunder:

(a)

Any representation or warranty (other than a representation or warranty in respect of the Mortgage Loans) made by the Seller, Wells Fargo or the Depositor hereunder or under the Operative Documents, or in any certificate furnished hereunder or under the Operative Documents, shall prove to be untrue or incorrect in any material respect (including, without limitation, any representation or warranty made by the Seller, Wells Fargo or the Depositor as to the Issuer or the Trust Fund);

(b)

(i)

The Seller, Wells Fargo or the Depositor shall fail to pay when due any amount payable by the Seller, Wells Fargo or the Depositor, respectively, hereunder or (ii) a legislative body has enacted any law that declares or a court of competent jurisdiction shall find or rule that this Insurance Agreement or any other Operative Document is not valid and binding on the Seller, Wells Fargo or the Depositor; provided that, with respect to any law or judicial action within the scope of this clause (ii), the Seller, Wells Fargo and the Depositor shall have 30 days to reinstate the binding effect of this Insurance Agreement or any other Operative Document; the Class IIA Certificate Insurer agrees to take such actions as may be reasonably requested of it to facilitate the reinstatement of such binding effect;

(c)

The occurrence and continuance of an “event of default,” or “Event of Default,” under any Operative Document;

(d)

Any failure on the part of the Seller, Wells Fargo or the Depositor duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Seller, Wells Fargo or the Depositor contained in this Insurance Agreement (other than the covenants or agreements contained in Sections 2.02(a), a breach of any of which shall constitute an immediate Event of Default) which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller, the Depositor or Wells Fargo, as applicable, by the Class IIA Certificate Insurer (with a copy to the Trustee) or by the Trustee (with a copy to the Class IIA Certificate Insurer, including, without limitation, any covenants of the Seller, Wells Fargo or the Depositor made as to the Issuer or the Trust Fund);

(e)

A decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator or other similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Seller, Wells Fargo, the Issuer or the Depositor and such decree or order shall have remained in force undischarged or unstayed for a period of 90 consecutive days;

(f)

The Seller, Wells Fargo or the Depositor shall consent to the appointment of a conservator or receiver or liquidator or other similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Seller, Wells Fargo, the Issuer the Depositor or the Issuer or of or relating to all or substantially all of their respective property;

(g)

The Seller, Wells Fargo, the Issuer or the Depositor shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

(h)

the Trust Fund or the Issuer shall become subject to an entity level tax or to registration as an investment company under the Investment Company Act.

Section 5.02

Remedies; No Remedy Exclusive.

(a)

Upon the occurrence of an Event of Default, the Class IIA Certificate Insurer may exercise any one or more of the rights and remedies set forth below:

(i)

declare all indebtedness under any of the Operative Documents or arising out of the Transaction of every type or description then owed by the Seller, Wells Fargo or the Depositor to the Class IIA Certificate Insurer to be immediately due and payable, and the same shall thereupon be immediately due and payable;

(ii)

exercise any rights and remedies under the Pooling and Servicing Agreement in accordance with the terms thereof or direct the Trustee or the Seller to exercise such rights and remedies in accordance with the terms of the Pooling and Servicing Agreement; or

(iii)

take whatever action at law or in equity as may appear necessary or desirable in its judgment to collect the amounts, if any, then due under this Insurance Agreement or any other Operative Document or to enforce performance and observance of any obligation, agreement or covenant of the Seller, Wells Fargo, the Depositor or the Issuer under this Insurance Agreement or any other Operative Documents.

(b)

Unless otherwise expressly provided, no remedy herein conferred or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under this Insurance Agreement, the Pooling and Servicing Agreement or existing at law or in equity.  No delay or omission to exercise any right or power accruing under this Insurance Agreement or the Pooling and Servicing Agreement upon the happening of any event set forth in Section 5.01 herein shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.  In order to entitle the Class IIA Certificate Insurer to exercise any remedy reserved to the Class IIA Certificate Insurer in this Article, it shall not be necessary to give any notice, other than such notice as may be required by this Article.

Section 5.03

Waivers.

(a)

No failure by the Class IIA Certificate Insurer to exercise, and no delay by the Class IIA Certificate Insurer in exercising, any right hereunder shall operate as a waiver thereof.  The exercise by the Class IIA Certificate Insurer of any right hereunder shall not preclude the exercise of any other right, and the remedies provided herein to the Class IIA Certificate Insurer are declared in every case to be cumulative and not exclusive of any remedies provided by law or equity.

(b)

The Class IIA Certificate Insurer shall have the right, to be exercised in its complete discretion, to waive any Event of Default hereunder, by a writing setting forth the terms, conditions and extent of such waiver signed by the Class IIA Certificate Insurer and delivered to the Seller.  Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence which gave rise to the Event of Default so waived and not to any other similar event or occurrence which occurs subsequent to the date of such waiver.

ARTICLE VI
MISCELLANEOUS

Section 6.01

Amendments, Etc.

This Insurance Agreement may be amended, modified, supplemented or terminated only by written instrument or written instruments signed by the parties hereto.  The Depositor agrees to provide a copy of any amendment to this Insurance Agreement promptly to the Trustee and the rating agencies maintaining a rating on the Certificates.  No act or course of dealing shall be deemed to constitute an amendment, modification, supplement or termination hereof.

Section 6.02

Notices.

All demands, notices and other communications to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered and telecopied to the recipient as follows:

(a)

To the Class IIA Certificate Insurer:

Financial Guaranty Insurance Company

125 Park Avenue

New York, New York 10017

Attention: Research and Risk Management

AEGIS ABS TRUST, SERIES 2004-5

Facsimile: (212) 312-3225

Confirmation: (800) 352-0001

(in each case in which notice or other communication to the Class IIA Certificate Insurer refers to an Event of Default, a claim on the Policy or with respect to which failure on the part of the Class IIA Certificate Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the general counsel of each of the Seller and the Trustee and, in all cases, both any original and all copies shall be marked to indicate “URGENT MATERIAL ENCLOSED.”)

(b)

To the Seller:

Aegis Mortgage Corporation

3250 Briarpark, Suite 400

Houston, Texas 77042

Attention: Secondary Marketing

Re: AEGIS ABS TRUST, SERIES 2004-5

Notice to the Seller shall also constitute notice to the Depositor to the extent the party providing such notice is required to provide notice to both parties (in each case in which notice or other communication to the Seller refers to an Event of Default, a claim against the Seller or the Depositor or with respect to which failure on the part of the Seller or the Depositor to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the general counsel of each of the Class IIA Certificate Insurer and the Trustee and, in all cases, both any original and all copies shall be marked to indicate “URGENT MATERIAL ENCLOSED.”).

(c)

To the Trustee:

Wachovia Bank, National Association

401 S. Tyron Street, 12th Floor

Charlotte, North Carolina 28288-1179

Attention:  AEGIS ABS TRUST, SERIES 2004-5

Notice to the Trustee shall also constitute notice to the Issuer to the extent the party providing such notice is required to provide notice to both parties.

(d)

To Wells Fargo:

Wells Fargo Bank, N.A.

P.O. Box 98

Columbia, Maryland 21046

Attention: Corporate Trust Services (AEGIS 2004-5)

Or for overnight delivery to:

Wells Fargo Bank, N.A.

9062 Old Annapolis Road Columbia,

Maryland 21045

Attention: Corporate Trust Service-AEGIS ABS TRUST, SERIES 2004-5

(e)

To the Depositor:

Aegis Asset Backed Securities Corporation

3250 Briarpark, Suite 400

Houston, Texas  77042

Attention:  Secondary Marketing

Re:  AEGIS ABS TRUST, SERIES 2004-5

(in each case in which notice or other communication to the Seller refers to an Event of Default, a claim against Wells Fargo or with respect to which failure on the part of Wells Fargo to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the general counsel of each of the Class IIA Certificate Insurer and the Trustee and, in all cases, both any original and all copies shall be marked to indicate “URGENT MATERIAL ENCLOSED.”)

A party may specify an additional or different address or addresses by writing mailed or delivered to the other parties as aforesaid.  All such notices and other communications shall be effective upon receipt.

Section 6.03

Severability.

In the event that any provision of this Insurance Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof.  The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by any party hereto is unavailable or unenforceable shall not affect in any way the ability of such party to pursue any other remedy available to it.

Section 6.04

Governing Law.

This Insurance Agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the conflict of laws provisions thereof).

Section 6.05

Consent to Jurisdiction.

(a)

The parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it and to or in connection with any of the Operative Documents or the Transaction or for recognition or enforcement of any judgment, and the parties hereto hereby irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard or determined in such New York state court or, to the extent permitted by law, in such federal court.  The parties hereto agree that a final unappealable judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  To the extent permitted by applicable law, the parties hereto hereby waive and agree not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the related documents or the subject matter thereof may not be litigated in or by such courts.

(b)

To the extent permitted by applicable law, the parties hereto shall not seek and hereby waive the right to any review of the judgment of any such court by any court of any other nation or jurisdiction which may be called upon to grant an enforcement of such judgment.

(c)

Nothing contained in this Insurance Agreement shall limit or affect any party’s right to serve process in any other manner permitted by law or to start legal proceedings relating to any of the Operative Documents against any other party or its properties in the courts of any jurisdiction.

Section 6.06

Consent of the Class IIA Certificate Insurer.

In the event that the consent of the Class IIA Certificate Insurer is required under any of the Operative Documents, the determination whether to grant or withhold such consent shall be made by the Class IIA Certificate Insurer in its sole discretion without any implied duty towards any other Person, except as otherwise expressly provided therein, and such consent is only effective when and if given by the Class IIA Certificate Insurer in writing.

Section 6.07

Counterparts.

This Insurance Agreement may be executed in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

Section 6.08

Headings.

The headings of Articles and Sections and the Table of Contents contained in this Insurance Agreement are provided for convenience only.  They form no part of this Insurance Agreement and shall not affect its construction or interpretation.

Section 6.09

Trial by Jury Waived.

Each party hereby waives, to the fullest extent permitted by law, any right to a trial by jury in respect of any litigation arising directly or indirectly out of, under or in connection with any of the Operative Documents or any of the transactions contemplated thereunder.  Each party hereto (A) certifies that no representative, agent or attorney of any party hereto has represented, expressly or otherwise, that it would not, in the event of litigation, seek to enforce the foregoing waiver and (B) acknowledges that it has been induced to enter into the Operative Documents to which it is a party by, among other things, this waiver.

Section 6.10

Limited Liability.

No recourse under any Operative Document or the Underwriting Agreement shall be had against, and no personal liability shall attach to, any officer, employee, director, affiliate or shareholder of any party hereto, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise in respect of any of the Operative Documents or the Underwriting Agreement, the Certificates or the Policy, it being expressly agreed and understood that each Operative Document or the Underwriting Agreement is solely a corporate obligation of each party hereto, and that any and all personal liability, either at common law or in equity, or by statute or constitution, of every such officer, employee, director, affiliate or shareholder for breaches of any party hereto of any obligations under any Operative Document is hereby expressly waived as a condition of and in consideration for the execution and delivery of this Insurance Agreement.

Section 6.11

Limitation of Liability of Trustee.

It is expressly agreed by the parties hereto that this Insurance Agreement is executed and delivered by the Trustee, not individually or personally, but solely as Trustee under the Pooling and Servicing Agreement in the exercise of the powers and authority conferred and vested in it under the Pooling and Servicing Agreement.

Section 6.12

Entire Agreement.

This Insurance Agreement and the Policy set forth the entire agreement between the parties with respect to the subject matter hereof and thereof, and this Insurance Agreement supersedes and replaces any agreement or understanding that may have existed between the parties prior to the date hereof in respect of such subject matter.

Section 6.13

Offering Documents.

Each offering document delivered with respect to the Certificates shall clearly disclose that the Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law.  In addition, each offering document delivered with respect to the Certificates that includes financial information of the Class IIA Certificate Insurer prepared in accordance with generally accepted accounting principles shall include the following statement immediately preceding such financial information:

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law, and for determining where its financial condition warrants the payment of a dividend to its stockholders.  No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making any such determination.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, all as of the day and year first above mentioned.

FINANCIAL GUARANTY INSURANCE COMPANY,

as Class IIA Certificate Insurer

By:/s/ Dana Skelton

Name: Dana Skelton
Title: Vice President

AEGIS MORTGAGE CORPORATION,

as Seller

By: /s/ Stuart D. Marvin

Name: Stuart D. Marvin

Title: EVP

AEGIS ASSET BACKED SECURITIES CORPORATION,

 as Depositor

By:  /s/ Stuart D. Marvin

Name: Stuart D. Marvin

Title: EVP

WELLS FARGO BANK, N.A.,

as Master Servicer, Custodian and Securities

Administrator

By:  /s/ Stacey Taylor

Name:Stacey Taylor

Title:Assistant Vice President

WACHOVIA BANK, NATIONAL

ASSOCIATION, not in its individual capacity but solely

 as Trustee

By:    /s/ Patricia O’Neill-Manella

Name: Patricia O’Neill-Manella

Title: Vice President